Exhibit No. 99

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                           WFMBS MORTGAGE LOAN POOL
               20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                        RELO & NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2004-G
                           POOL PROFILE (4/21/2004)

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                                           10/1 POOL            Tolerance
                                        ----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                $417,401,057            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-May-04                   N/A
INTEREST RATE RANGE                       3.375 - 5.875                   N/A
GROSS WAC                                        5.048%         (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE                   25.0 bps
MASTER SERVICING FEE                            1.0 bps on Securitization only
WAM (in months)                                     359         (+/- 2 months)

WALTV                                               64%          (maximum +5%)

CALIFORNIA PERCENT                                  58%          (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                      2%         (maximum  +2%)

AVERAGE LOAN BALANCE                           $529,025     (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE              $2,000,000    maximum $2,300,000)

CASH OUT REFINANCE PERCENT                          10%         (maximum  +5%)

PRIMARY RESIDENCE PERCENT                           96%          (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                      93%          (minimum -5%)

FULL DOCUMENTATION PERCENT                          52%          (minimum -5%)

WA FICO                                             738           (minimum -5)

UNINSURED > 80% LTV PERCENT                          0%          (maximum +3%)

RELOCATION PERCENT                                 5.2%          (minimum -2%)

GROSS MARGIN                                     2.750%          (+ / - 5 bps)

GROSS LIFECAP                                   10.048%         (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                              119       (+ / - 3 months)

INTEREST ONLY PERCENT                                0%         (maximum  +5%)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                   WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                               RELO & NON-RELOCATION MORTGAGES
                                                     WFMBS SERIES 2004-G
                                                     PRICING INFORMATION
                                                   POOL PROFILE (4/21/2004)
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
COLLATERAL                                                    All Mortgage Loans will Index off the One Year CMT.
                                                        None of the Mortgage Loans have a convertibility feature.
                                Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                                   Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                                TBD by Wells Fargo

PASS THRU RATE                                                                 Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                    TO CONFORM TO WFMBS 2002-B or 2004-C
                                                                                            EXCEPT AS NOTED BELOW
                                                     (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                                   4-May-04         9:00 AM
                         Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                                         21-May-04

ASSUMED SUB LEVELS                                            Assumed Rating Agencies  AGG Assumed Levels
Levels and Rating Agencies for                            AAA       Moody's/S&P              2.45%
2004-G to be determined by                                 AA           S&P                  1.15%
Wells Fargo                                                 A           S&P                  0.70%
These levels are for bid purposes only.                   BBB           S&P                  0.45%
Any change in actual levels will not result                BB           S&P                  0.25%
in price changes.                                           B           S&P                  0.10%

                                                              Note:  AAA Class will be rated by two rating agencies.
                                                              AA through B Classes will be rated by one rating agency.
                                                              Additional tranche ratings will be paid for by the sub underwriter.

NOTE:  Please note the following specifics of the 2004-G structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                                                Brad Davis (301) 846-8009
                                                              Gretchen Leff (301) 846-8356
                                                              Mike Miller (301) 815-6397



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                                 WFASC Denomination Policy
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                                                                                    Minimum         Physical       Book Entry
Type and Description of Certificates                                             Denomination     Certificates    Certificates
                                                                                    (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000         Allowed          Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000         Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that          $100,000         Allowed          Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)           Allowed          Allowed

Residual Certificates                                                                 (3)           Required       Not Allowed

All other types of Class A Certificates                                               (5)             (5)              (5)



Class B (Investment Grade)                                                         $100,000         Allowed          Allowed

Class B (Non-Investment Grade)                                                     $250,000         Required       Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.